                                                                   EXHIBIT 99.32



DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED






AMCV Holdings, Inc. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.






/s/ Nicholas J. Davison
---------------------------
Nicholas J. Davison
Senior Vice President





/s/ Randall L. Talcott
---------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

  Attachment 1              Summary of Bank and Investment Accounts
  Attachment 2              Schedule of Receipts and Disbursements
  Attachment 3              Bank and Investment Account Statements
  Attachment 4              Income Statement
  Attachment 5              Balance Sheet
  Attachment 6              Summary of Due To/Due From Intercompany Accounts
  Attachment 7              Accounts Receivable Aging
  Attachment 8              Accounts Payable Detail
  Attachment 9              Notes to December Monthly Operating Report

 20-Jan-02              Summary Of Bank And Investment Accounts     Attachment 1
 9:45 AM                          AMCV Holdings. Inc.
Summary                         Case No: 01-10973 (EIK)                UNAUDITED
AMCV Holdings, Inc.           For Month Of December, 2001


                                           Balances
                               -------------------------------    Receipts &        Bank
                                  Opening            Closing      Disbursements     Statements         Account
Account                        As Of 12/01/01    As Of 12/31/01   Included          Included           Reconciled
-------                        --------------    --------------   --------          --------           ----------
No Bank Or Investment               NA                 NA           NA                 NA                 NA
Accounts

20-Jan-02                  Receipts & Disbursements                Attachment 2
11:23 AM                      AMCV Holdings, Inc.
Summary                     Case No: 01-10973 (EIK)
AMCV Holdings, Inc.       For Month Of December, 2001



       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

20-Jan-02            Concentration & Investment Account Statements  Attachment 3
12:37 PM                          AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (EIK)
AMCV Holdings, Inc.           For Month Of December, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                          AMCV US SET OF BOOKS          Date: 21-JAN-02 18:33:45
                            INCOME STATEMENT                             Page: 1
                         Current Period: DEC-O1

  Currency USD
   Company=12 (AMCV - HOLDINGS)

                                          PTD-Actual
                                              DEC-O1
                                          ----------

Revenue
  Gross Revenue                                 0.00
  Allowances                                    0.00
                                          ----------
  Net Revenue                                   0.00
Operating Expenses
  Air
  Hotel                                         0.00
  Commissions                                   0.00
  Onboard Expenses                              0.00
  Passenger Expenses                            0.00
  Vessel Expenses                               0.00
  Layup/Drydock Expense                         0.00
  Vessel Insurance                              0.00
                                          ----------
  Total Operating Expenses                      0.00
                                          ----------
  Gross Profit                                  0.00
SG&A Expenses
    Sales & Marketing                           0.00
    Pre-Opening Costs                           0.00
                                          ----------
  Total SG&A Expenses                           0.00
                                          ----------

  EBITDA                                        0.00

  Depreciation                                  0.00
                                          ----------
  Operating Income                              0.00
  Other Expense/(Income)
  Interest Income                               0.00
  Interest Expense                              0.00
  Equity in Earnings for Sub                    0.00
                                          ----------
  Total Other Expense/(Income)                  0.00
                                          ----------
  Net Pretax Income/(Loss)                      0.00
                                          ----------
  Income Tax Expense                            0.00
                                          ----------
  Net Income/(Loss)                             0.00
                                          ----------

                             AMCV US SET OF BOOKS       Date: 21-JAN-02 18:56:31
                                 BALANCE SHEET                           Page: 1
                            Current Period: DEC-O1

Currency USD
 Company=12 (AMCV - HOLDINGS)

                                                  YTD-Actual               YTD-Actual
                                                  DEC-O1                   OCT-01
                                                  ---------                -----------
ASSETS
  Cash and Equivalent                                  0.00                      0.00
  Restricted Cash                                      0.00                      0.00
  Marketable Securities                                0.00                      0.00
  Accounts Receivable                                  0.00                      0.00
  Inventories                                          0.00                      0.00
  Prepaid Expenses                                     0.00                      0.00
  Other Current Assets                                 0.00                      0.00
                                                   --------                ----------
         Total Current Assets                          0.00                      0.00
  Fixed Assets                                         0.00                      0.00
  Accumulated Depreciation                             0.00                      0.00
                                                   --------                ----------
         Net Fixed Assets                              0.00                      0.00
 Net Goodwill                                          0.00                      0.00
 Intercompany Due To/From                              0.00                      0.00
 Net Deferred Financing Fees                           0.00                      0.00
   Net Investment in Subsidiaries                 (2,756.02)              (918,077.34)
   Other Non Current Assets                            0.00                      0.00
                                                   --------                ----------


          Total Other Assets                      (2,756.02)              (918,077.34)
                                                   --------                ----------
           Total Assets                           (2,756.02)              (918,077.34)
                                                   --------                ----------

                            AMCV US SET
                             OF BOOKS
                           BALANCE SHEET                Date: 21-JAN-02 18:56:
                       Current Period: DEC-O1                            Page: 2


currency USD
 Company-12 (AMCV - HOLDINGS)

                                                      YTD-Actual                   YTD-Actual
                                                      DEC-O1                       OCT-01
                                                      -------------                -------------
LIABILITIES
   Accounts Payable                                            0.00                         0.00
   Accrued Liabilities                                         0.00                         0.00
   Deposits                                                    0.00                         0.00
                                                      -------------                -------------
       Total Current Liabilities                               0.00                         0.00

   Long Term Debt                                              0.00                         0.00
   Other Long Term Liabilities                                 0.00                         0.00
                                                      -------------                -------------

       Total Liabilities                                       0.00                         0.00

OTHER
   Liabilities Subject to Compromise                           0.00                         0.00
                                                      -------------                -------------
       Total other                                             0.00                         0.00

OWNER'S EQUITY
   Common Stock                                            9,440.25                     9,440.25
   Add'1 Paid In Capital                              79,208,059.85                79,208,059.85
   Current Net Income (Loss)                         (12,585,341.89)              (13,500,663.21)
   Retained Earnings                                 (66,634,914.23)              (66,634,914.23)
                                                      -------------                -------------

       Total owner's Equity                               (2,756.02)                 (918,077.34)
                                                      -------------                -------------
       Total Liabilities & Other &                        (2,756.02)                 (918,077.34)
                                                      -------------                -------------

                          AMCV HOLDINGS, INC. 0110973
                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001




                                       BEGINNING                                 ENDING
AFFILIATE NAME        CASE NUMBER      BALANCE          DEBITS        CREDITS    BALANCE
NONE

                               AMCV Holdings, Inc




                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001








                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc




                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001








                                  Attachment 8


                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.